1 INVESTOR PRESENTATION Q 3 | N o v e m b e r 2 0 2 4 | N A S D A Q : M Y R G

2 Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “may,” “objective,” “outlook,” “plan,” “project,” “possible,” “potential,” “should,” “unlikely” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement. We disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Forward-looking statements in this announcement should be evaluated together with the many uncertainties that affect MYR Group’s business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR Group’s most recent Annual Report on Form 10-K, and in any risk factors or cautionary statements contained in MYR Group’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. SAFE HARBOR NOTICE FORWARD-LOOKING STATEMENTS

3 QUALITY SOLUTIONS FOR INCREASED ELECTRIFICATION 65+ OFFICE LOCATIONS MYR Group Inc. is a holding company of subsidiaries that have delivered some of the largest and most notable electrical infrastructure and commercial and industrial projects throughout the United States and Canada, since 1891. MYR GROUP INC. - A MARKET LEADER IN ELECTRICAL CONSTRUCTION CONTINUED GROWTH Healthy organic and acquisitive growth SUPERIOR SAFETY CULTURE Performance that exceeds industry standards; 2023 stats: TCIR – 1.13 LTIR - 0.14 ESSENTIAL CLEAN ENERGY CONTRACTOR Providing superior electrical infrastructure services that support the clean energy transformation STRONG FINANCIALS Strong balance sheet to support future growth and projects of any magnitude EXTENSIVE RESOURCES & EXPERTISE Dedicated workforce of 9,000+ employees and one of the largest centralized, specialized fleet in the industry LONG-STANDING CUSTOMERS Established client relationships and alliance partnerships across the U.S. and Canada, some held for 50+ years EXPERIENCED LEADERSHIP Executive team that averages more than 29 years of industry experience : MYRG SINCE 2008 Reportable Segments: T&D and C&I COMMERCIAL INDUSTRIAL TRANSPORTATION DATA CENTERS SOLAR EV CHARGING COMMERCIAL & INDUSTRIAL (C&I) TRANSMISSION DISTRIBUTION SUBSTATION STREET LIGHTING STORM RESTORATION STORAGE & SOLAR TRANSMISSION & DISTRIBUTION (T&D)

4 $3.54B 09/30/2024 LTM $2.07B 2019 $2.25B 2020 $2.50B 2021 $3.64B 2023 RANKED AMONG TOP 5 U.S. SPECIALTY ELECTRICAL CONTRACTORS 29 YEARS IN A ROW $3.01B 2022 CAGR 11.9%

5 • T&D work activity primarily consists of small to medium-sized projects, with some larger transmission, High Voltage Direct Current (HVDC) projects. We continue to execute routine maintenance work under long-term Master Services Agreements (MSAs). Strong, long-term drivers will continue to increase T&D spending. • The core markets we serve in C&I remain active, driven by multiple growth drivers and notable strength in transportation and data center opportunities. • Infrastructure bills could promote increased spending and both MYR Group business segments are well-positioned to benefit from this. • AI is driving growth in data centers and power demand. Data centers have been an important and growing end market for our C&I segment for a long time, while new interconnections, substations and infrastructure upgrades to data centers create additional opportunities for our T&D segment. • Strong balance sheet with $375M in availability under our $490M credit facility and funded debt to LTM EBITDA leverage of 0.74x, which management believes will enable us to meet our working capital needs, support the organic growth of the business, pursue acquisitions, and opportunistically repurchase shares. WHAT WE SEE OUTLOOK

6 ELECTRICAL CONSTRUCTION PROJECT DELIVERY DEPTH & BREADTH OF EXPERTISE Industry leader and trusted partner Strong, long-standing customer alliances Maintain one of the largest, specialized fleets Experience with small to large, fast-track projects Deliver highest quality services with skilled experts Strong execution of large projects on stand-alone basis and with JV partners Experience with voltages up to 765kV Delivered some of the largest, most complex electrical construction projects Decades of experience in our core C&I markets including data centers, transportation, healthcare, airports, and water treatment facilities A person in a safety vest and helmet looking at a construction vehicle Description automatically generated MAINE POWER RELIABILITY PROGRAM Maine; $200M+; 4-year project 210 miles of 345kV & 115kV transmission line CENTRAL 70 TRANSPORTATION Colorado; $100M+; 4 ½ year project Electrical construction services CENTRAL EAST ENERGY CONNECT New York; $300M+; 3 ½ year project Nearly 100 miles of 345kV transmission INTUIT DOME California; $130M+ project 18,000-seat arena -- home for the L.A. Clippers

7 • T&D September 30, 2024 LTM revenue of $2.02B • $799M T&D segment backlog as of September 30, 2024* • Strong, long-standing relationships with a diverse customer base where approx. 50% of business is performed under Master Service Agreements • Acquired the Powerline Plus Companies in January 2022 • 12.9% revenue CAGR, 90%+ is organic growth BUSINESS SEGMENT UPDATE TRANSMISSION & DISTRIBUTION (T&D) REPRESENTATIVE CUSTOMERS $1,134 $1,154 $1,302 $1,746 $2,089 $2,022 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 $2,200 2019 2020 2021 2022 2023 09/30/24 LTM M il li o n s T&D Revenue T&D Revenue 12.9% CAGR *T&D backlog only includes 90 days of MSA work; typically, these agreements are multi-year in duration

8Source: The C Three Group/Yes Energy, North American Electric Distribution Market Forecast, October 2024 “IOU spend increased a record 18.6% in 2023 and overall 16.6% fueled by inflation, resiliency spend and customer growth.” U.S. and Canadian Electric Distribution Actual and Forecasted Capital Expenditures STRONG LONG-TERM DRIVERS T&D MARKET OUTLOOK Source: Edison Electric Institute, updated January 2024 Actual and Projected Transmission Investment of Investor-Owned Electric Companies Investor-owned electric companies spent $26.7 billion on transmission investment in 2022, compared to $25.1 billion in 2021 (in nominal dollars), and are planning to invest approximately $121 billion on transmission construction between 2023 and 2026. System Reliability & Resiliency Programs Aging Electric Grid Connecting Clean Energy Sources Plant Retirements System Hardening Electrification Data Centers Distributed Energy Resources • The $1.2 trillion Infrastructure Investment and Jobs Act (IIJA) will invest significantly in our nation’s infrastructure over the next decade, including $73 billion for the electric grid and energy infrastructure. So far, $480 billion of the total funding has been announced. (whitehouse.gov, Oct. 2024) • Between the IIJA and Inflation Reduction Act (IRA), combined federal spending planned for energy over the next 5-10 years is more than $300 billion. (Brookings.edu, Feb. 1, 2023) More than $464 billion of federal funding has been awarded or become available through the IIJA and Inflation Reduction Act (IRA), as of Aug. 2024. This includes about $35.5 billion for energy including $7.5 billion for grid infrastructure reliability and resilience. (Brookings.edu Federal Infrastructure Hub, Aug. 2024). • A federal National Transmission Planning Study found the U.S. transmission system “will need to at least double in size by 2050 to maintain reliability at the lowest cost to consumers,” according to the National Renewable Energy Laboratory (NREL). Higher decarbonization or demand scenarios would require even more transmission expansion. (NREL.gov, October 2024) INVESTMENT DRIVERS

9 • C&I September 30, 2024 LTM revenue of $1.52 billion • Strong $1.80B C&I segment backlog as of September 30, 2024 • Growth in our core markets is driven by increasing investments in data centers, transportation, clean energy, and healthcare, as well as reshoring of manufacturing, and we remain well diversified across our core markets • Strong, long-standing customer relationships • 10.6% revenue CAGR, 90+% is organic growth REPRESENTATIVE CUSTOMERS BUSINESS SEGMENT UPDATE COMMERCIAL & INDUSTRIAL (C&I) $937 $1,093 $1,197 $1,263 $1,555 $1,515 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2019 2020 2021 2022 2023 09/30/24 LTM M il li o n s C&I Revenue C&I Revenue 10.6% CAGR

10 Healthcare Data Centers Airport Projects Transportation Clean Energy & EV Charging E-Commerce Water/Wastewater Facilities Industrial Facilities MYR GROUP CORE C&I MARKETS ACTIVE MARKET DRIVERS C&I MARKET OUTLOOK • Infrastructure Investment and Jobs Act funding is expected to continue driving growth in infrastructure construction categories including highways, bridges and public works. More than $480 billion in funding has been announced by federal agencies so far. (whitehouse.gov, Oct. 2024) • The American Institute of Architects reported a 45.7 reading of the Architecture Billings Index in September, holding at the same level as the prior month as the pipeline remained “soft.” Project inquiries continue to increase, but the pace has slowed since the beginning of the year. (aia.org, Oct. 2024) • The Dodge Momentum Index declined 4.2% to 208.6 (2000=100) in September but remained at “very robust” levels. The index was 21% higher year-over-year. Commercial planning decreased 7.8% over the previous month, while institutional planning increased by 5.2%. (construction.com, Oct. 2024) • The Associated Builders and Contractors Association’s Construction Backlog Indicator increased to 8.6 months in September. The ABC’s Construction Confidence Index improved in all three categories (sales 58.1, staffing 58.2, and profit margins 50.9). All three remained above 50, the threshold indicating growth expectations for the next six months. (ABC.org, Oct. 2024) Source: The Dodge Momentum Index, October 7, 2024 MYR Group’s C&I segment sees steady bidding opportunities in our core markets and we continue to be well diversified.

11 MARKET OPPORTUNITIES FOR BOTH T&D AND C&I DATA CENTER MARKET EXPANSION AI Driven Demand Increased Cloud Services Greater Data Storage Needs Deceleration of Power Efficiency Gains Crypto Mining Operations DATA CENTER DRIVERS DATA CENTERS DRIVING INCREMENTAL INFRASTRUCTURE INVESTMENT C Three’s 2023 North American Electric Transmission Market Forecast reports that new data center capacity is creating pockets of significant load growth all over the U.S. Most large facilities will be fed via the utility’s transmission or sub-transmission system and require maintenance of a substation. C Three notes there are more than 250 Hyper Scale and Co-Location Data Centers planned, with data center substation and interconnection spending steadily increasing at a 4.9 percent CAGR through 2027. Data center infrastructure demand is growing with the economy’s continued digitization and increased use of artificial intelligence (AI), accelerating the need for processing power, storage, and cloud services. • Data center power demand is expected to increase by 15%/year from 2023 to 2030, which would mean that data centers will make up 8% of the total US power demand by 2030, up from around 3% currently. (goldmansachs.com, generational growth report, April 2024) • To keep pace with the current rate of adoption, the power needs of data centers are expected to grow to about three times higher than current capacity by the end of the decade, going from between 3 and 4 percent of total US power demand today to between 11 and 12 percent in 2030. According to McKinsey analysis, the United States is expected to be the fastest-growing market for data centers, growing from 25 GW of demand in 2024 to more than 80 GW of demand in 2030. (mckinsey.com, September 2024) • According to The U.S. Department of Energy (DOE), data center deployment, partly driven by the need to power new AI applications, is a significant factor of near-term electricity demand growth. The Electric Power Research Institute (EPRI) estimates that data centers could grow to consume up to 9% of U.S. electricity generation annually by 2030, up from 4% of total load in 2023. (energy.gov, August 2024) MYR Group’s C&I division has decades of experience providing services for new construction, expansion build-outs, upgrades and maintenance of data center facilities. The T&D division has been providing utilities the construction services needed to support new electrical infrastructure for more than a century. Source: C Three’s 2023 North American Electric Transmission Market Forecast, September 2023 Source: U.S. Department of Energy, August 2024

12 MARKET OPPORTUNITIES FOR BOTH T&D AND C&I CLEAN ENERGY GENERATION MIX Federal Tax Credits Renewable Portfolio Standards Carbon Policy State Tax Incentives Clean Power Portfolios Customer Demand for Clean Power CLEAN ENERGY DRIVERS UTILITY-SCALE SOLAR SOURCE: SEIA/Wood Mackenzie Power & Renewables U.S. Solar Market Insight Report, Sept. 9, 2024 The US solar industry installed 9.4 gigawatts-direct current (GWdc) of capacity in the second quarter of 2024, the largest Q2 capacity addition in US history. This growth was mostly driven by the utility-scale segment which installed 7.6 GWdc, a robust 59% increase year-over-year. While this reflects a 23% decline from Q1 2024, first quarter volumes were high due to projects finally coming online after various delays throughout 2023. From 2024 through 2029, the US solar industry is on track to install over 250 GWdc of capacity. Annual growth will average 4% from 2025 onward though still faces challenges and uncertainty such as navigating continued shortages of critical electrical equipment, the outcomes of the AD/CVD preliminary determinations, and the political environment. (seia.org, Sept. 2024) The generation mix across the U.S. and Canada is changing as traditional baseload generation resources retire and clean energy provides an increasingly large percentage of demand. • The Inflation Reduction Act’s clean energy tax credits could help triple U.S. renewable energy capacity in 10 years according to Wood Mackenzie. Four billion dollars in clean energy tax credits going toward more than 100 project have been announced so far. Individuals have claimed more than $8 billion more in clean energy and efficiency credits. (reuters.com, Sept. 2023; energy.gov, March and Aug. 2024) • Energy storage capacity installations saw a record-breaking Q2 2024. Eleven GW of new clean power storage capacity was installed in the quarter, a 91% increase over the same time period in 2023 and setting the stage for a record year, according to American Clean Power. (cleanpower.org, Sept. 2024) • The Energy Information Administration expects U.S. electricity generation to grow by 3% in 2024 and forecast generation from utility-scale solar will contribute almost 60% of the total, with wind contributing 19% and hydropower 13%. (eia.gov, May 2024 Short Term Energy Outlook) • The National Electric Vehicle Infrastructure (NEVI) program will provide $5 billion over five years to create a network of EV charging stations across the states. As of August 2024, $2.5 billion of the funding had been awarded according to states. (Brookings.edu Federal Infrastructure Hub, August 2024)

13 We don’t just create connections that empower people – we create connections that help our partners achieve their energy goals. CLEAN ENERGY TRANSFORMATION PARTNER

14 STRONG MARKET COUPLED WITH OUR COMPETITIVE EDGE POSITIONS MYR GROUP FOR CONTINUED GROWTH Healthy organic and acquisitive growth Proven execution of corporate strategy Strong financial position Centralized operations for greater efficiency and cross-collaboration Strong presence in key markets with expanding geographic footprint Future-driven mindset to deploy new systems and technologies Broadening our capabilities to support the development of clean energy infrastructure Experienced leadership team Reputation for excellence with customers, with more than 90% return clients in both segments Diversified customer base with no client or contract representing more that 10% of revenue INVESTMENT HIGHLIGHTS U.S./Canada Long-term growth both organically and via acquisition T&D Transmission market outlook strong next 5+ years C&I Well-diversified C&I sector (Transportation, Healthcare, Data Center, EV Infrastructure) Clean Energy Clean energy initiatives driving increased construction spend MYR GROUP STRATEGIC IMPERATIVES FINANCIAL STRENGTH Deliver positive financial results on a consistent basis while positioning the company for growth ORGANIZATIONAL EXCELLENCE Sustain a culture that aids in attracting, retaining, and developing the best people in the industry OPERATIONAL EXCELLENCE Continue investments in people, equipment, health, safety, the environment, technology, innovative programs, process improvement, and sustainability CUSTOMER SATISFACTION Strive to always be the first choice for our clients and remain one of the most reliable, efficient, and high-value providers STRATEGIC GROWTH

15 BUILDING A SUSTAINABLE FUTURE WITH CORPORATE RESPONSIBILITY VIEW REPORT Policy & Guidance Established corporate policies Promote honest and ethical conduct Develop employee awareness and compliance Equity & Inclusion 38% racially/ethnically/gender diverse Board of Directors Established Veteran Employee Resource Group Varied vendor utilization and partnerships Reducing Our Impact On Projects Recycling scrap material Environmental compliance Clean Energy Transformation Partner Clean energy interconnect work Solar & energy storage projects Electric Vehicle charging installations Giving Back to our Communities In the last three years: Raised and donated more than $2.9M Supported more than 130 organizations 8,100 volunteer hours Operating Sustainably GHG emissions tracking and goals Waste recycling and reduction Water and energy stewardship Investing in our People 50,900+ workhours of training 1,143 employee development courses completed Robust benefits and wellness program Board Composition Independent Chair of the Board Committees comprised solely of independent directors Majority voting standard for directors in uncontested elections Corporate Governance Conduct annual evaluations Effective executive compensation best practices Keeping Safety at Our Core Behavioral commitment to safety Strong culture built on leadership, employee dedication, top-notch training programs, industry involvement, and a focus on constant innovation and improvement Online at myrgroup.com/sustainability

16 DELIVERING STRONG RETURNS DIVIDEND-ADJUSTED STOCK RETURN MYRG - CAGR 24.98% EME - CAGR 41.76% PWR - CAGR 49.60% MTZ - CAGR 21.14% DY - CAGR 24.86% -200.0% 0.0% 200.0% 400.0% 600.0% 800.0% 1000.0% Dividend-Adjusted Stock Return (01/02/2019 - 09/30/2024) MYRG Div.-Adj. Return EME Div.-Adj. Return PWR Div.-Adj. Return MTZ Div.-Adj. Return DY Div. Adj.-Return Dividend Adjusted Stock Return Stock Price as of: MYRG EME PWR MTZ DY 1/2/2019 28.38$ 57.94$ 29.43$ 40.88$ 55.00$ 9/30/2024 102.23$ 430.53$ 298.06$ 123.10$ 197.10$ Div. Adj. Stock Return 260.2% 643.1% 912.8% 201.1% 258.4%

17 Q3 2024 RESULTS $10.6M Net Income or $0.65 Per Diluted Share $2.60B Backlog $888.0M Revenue Our core markets remain active, and bidding activity continued at a robust pace during the quarter. Opportunities for long-term growth remain healthy as we continue to strategically expand our strong customer relationships across our business segments. Our third quarter performance showed improvement over the second quarter, demonstrating strong project execution in core areas of our business as we continue to resolve unfavorable impacts from a relatively small group of projects expected to complete this year. Rick Swartz President and CEO “ ” DELIVERING STRONG RETURNS FINANCIAL SNAPSHOT T&D $2.02B C&I $1.52B BUSINESS SEGMENT REVENUE LTM AS OF September 30, 2024 TOTAL REVENUE $3.54B NET INCOME $38.4M EARNINGS PER DILUTED SHARE $2.29 EBITDA * $125.1M FREE CASH FLOW * $24.0M * See reconciliation of non-GAAP measures on slide 20 September 30, 2024 LTM FINANCIAL OVERVIEW TOTAL REVENUE $3.54B

18 $57.8 $44.4 $52.4 $77.1 $84.7 $84.6 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% $0 $20 $40 $60 $80 $100 2019 2020 2021 2022 2023 09/30/2024 LTM M ill io n s CAPEX Investment CAPEX Spend CAPEX % of Rev 36.7% 13.5% 13.3% 11.4% 6.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% EME DY MYRG PWR MTZ 3-Year Average ROIC $(250) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 2019 2020 2021 2022 2023 09/30/24 M ill io n s Liquidity Credit Facility Cash LOC Bank Debt Total Liquidity Source: S&P Capital IQ MYRG, EME, PWR, and MTZ 3-year period is September 2022 – September 2024 DY 3-year period is July 2022 – July 2024 • Low debt leverage • Strong balance sheet with $375M in availability under our $490M credit facility • Substantial bonding capacity • Investment in specialty equipment contributed to top-line organic growth and supports future organic growth clients WELL-POSITIONED TO SUPPORT ADDITIONAL GROWTH BALANCE SHEET STRENGTH

19 $2,071 $2,247 $2,498 $3,009 $3,644 $3,537 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2019 2020 2021 2022 2023 09/30/2024 LTM M ill io n s Revenue by Work Type Trans. Dist. C&I 11.9% CAGR $1,499 $1,649 $1,789 $2,502 $2,512 $2,598 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 4 4 4 4 4 3 2019 2020 2021 2022 2023 2024 M il li o n s Backlog Backlog > 12 Mo 12 Mo. Backlog 12.5% CAGR $101.2 $132.4 $164.2 $175.8 $188.2 $125.1 $- $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 09/30/24 LTM M ill io n s EBITDA * EBITDA 4.6% CAGR $2.26 $3.48 $4.95 $4.91 $5.40 $2.29 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 2019 2020 2021 2022 2023 09/30/24 LTM Diluted EPS - Attributable to MYR Group Inc. Diluted EPS 0.3% CAGR * For reconciliation of EBITDA to net income, see page 20 QTR YEAR DEMONSTRATES STRONG, LONG-TERM EXECUTION FINANCIAL PERFORMANCE

20 EXECUTIVE LEADERSHIP Rick Swartz, CEO MYRG: 42 years Industry: 42 years 20 YEARS EXECUTIVES AVERAGE: WITH MYR GROUP Effective February 24, 2023 MYR Group Inc. has a strong team of experienced leaders that make up our executive team and Board of Directors. We believe diversity of our leadership is a critical component of creating long-term value for our shareholders. We select individuals that bring extensive experience and unique perspectives to both our Company and our Board. Kelly Huntington, CFO MYRG: 1 year Industry: 21 years Brian Stern, COO - T&D MYRG: 19 years Industry: 23 years Don Egan, COO - C&I MYRG: 33 years Industry: 33 years William Fry, CLO MYRG: 5 years Industry: 26 years 29 YEARS OF INDUSTRY EXPERIENCE 25% Female 88% Majority Independent 38% Racially/Ethnically/ Gender Diverse Directors BOARD OF DIRECTORS STATISTICS 7:1 Varied Tenure 7 of 8 have 0- 9 years 1 of 8 has 10+ years EXECUTIVES & BOARD OF DIRECTORS EXPERIENCED LEADERSHIP TEAM

21 ORGANIC GROWTH Expand in new and existing markets that align with core capabilities STRATEGIC ACQUISITIONS Evaluate opportunities to expand and hone business expertise PRUDENT CAPITAL RETURNS Opportunistically repurchase shares Announced $75M share repurchase program on May 6, 2024 As of September 30, 2024, the Company repurchased $75.0M worth of shares, exhausting the authorized funds under the repurchase program Identify and evaluate strategic opportunities that achieve long-term growth objectives and leverage our core capabilities Focus on acquisitions that meet clear, long-term return thresholds and are compatible with MYR Group’s values and culture Focus on integration of processes, people, technology, and equipment Strategic expansion of geographic footprint into new markets Invest in additional fleet and labor resources to expand capacity Leverage extensive bid knowledge and long- term customer relationships CREATING SHAREHOLDER VALUE

22 Note: LTM diluted weighted average shares outstanding were determined by adding the average shares reported for the last four quarters and dividing by four. EBITDA is not recognized under GAAP and does not purport to be an alternative to net income as a measure of operating performance or to net cash flows provided by operating activities as a measure of liquidity. EBITDA is a component of the debt to EBITDA covenant that we must report to our bank on a quarterly basis. In addition, management considers EBITDA a useful measure because it eliminates differences which are caused by different capital structures as well as different tax rates and depreciation schedules when comparing our measures to our peers’ measures. Free cash flow is not recognized under GAAP and does not purport to be an alternative to net income attributable to MYR Group Inc., cash flow from operations or the change in cash on the balance sheet. Management views free cash flow as a measure of operational performance, liquidity, and financial health. ($ In Millions, Except Per Share Amounts)* FY LTM LTM 2019 2020 2021 2022 2023 9/30/2024 9/30/2024 Net Income 36.2$ 58.8$ 85.0$ 83.4$ 91.0$ 38.4$ Net cash flow from operating activities 108.6$ Interest Expense, net 6.2 4.6 1.7 3.4 4.1 5.7 Less: cash used in purchasing property and equipment (84.6) Income Tax Expense 14.2 22.6 31.3 30.8 34.0 16.6 Free Cash Flow 24.0$ Depreciation and Amortization 44.5 46.4 46.2 58.2 59.1 64.4 EBITDA 101.2$ 132.4$ 164.2$ 175.8$ 188.2$ 125.1$ Diluted Weighted Average Shares Outstanding 16.7 16.9 17.2 17.0 16.8 16.7 EBITDA per Diluted Share 6.06$ 7.84$ 9.57$ 10.37$ 11.17$ 7.49$ Revenue 2,071.2$ 2,247.4$ 2,498.3$ 3,008.5$ 3,643.9$ 3,536.7$ EBITDA is a non-GAAP financial measure that is defined as Earnings Before Interest, Taxes, Depreciation and Amortization. Free cash flow is a non-GAAP measure that is defined as cash flow provided by operating activities minus cash flow used in purchasing property and equipment. EBITDA FREE CASH FLOW DEMONSTRATES STRONG LONG-TERM EXECUTION RECONCILIATION OF NON-GAAP MEASURES

23NOTE: Images used throughout this presentation may have been taken before COVID. Net Income (LTM) [A] +[(Net Interest Expense + Amortization of Intangibles)* (1-Effective Tax Rate)] ÷ [Book Value (Total Stockholders' Equity [B]) + Net Funded Debt] @ beginning and ending period average = Return on Invested Capital [A] Net Income excludes noncontrolling interest and discontinued operations [B] Total Stockholders' Equity excludes minority interests and discontinued operations Three year averages are derived from calculating the return metric for each twelve month period and then averaging the three period metrics S&P CAPITAL IQ DISCLAIMER OF LIABILITY NOTICE This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third-party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes and should not be relied on as investment advice. DAVID GUTIERREZ INVESTOR CONTACT Dresner Corporate Services 312.780.7204 dgutierrez@dresnerco.com KELLY HUNTINGTON MYR GROUP CONTACT MYR Group Inc., Chief Financial Officer 847.290.1891 khuntington@myrgroup.com HEADQUARTERS 12121 GRANT STREET, SUITE 610 THORNTON, CO 80241 DEFINITIONS FINANCIAL RATIOS